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Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
PEREGRINE SYSTEMS, INC., et al.,(1))		Case No. 02-12740 (JKF)
	)	(Jointly Administered)
Debtors.	)

MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
FOR THE MONTH ENDED NOVEMBER 30, 2002

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

December 12, 2002

(1)
The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

DOCKET #874
DATE 1-24-03

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: Peregrine Remedy, Inc.	Case No. 02-12740 Reporting Period: 11/01/02-11/30/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X

Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		See Attestation Letter

Copies of bank statements			See Attestation Letter

Cash disbursements journals		X

Statement of Operations	MOR-2	X

Balance Sheet	MOR-3	X

Status of Postpetition Taxes	MOR-4		See Attestation Letter

Copies of IRS Form 6123 or payment receipt			None

Copies of tax returns filed during reporting period			None

Summary of Unpaid Postpetition Debts	MOR-4	X

Listing of aged accounts payable			Available upon request

Accounts Receivable Reconciliation and Aging	MOR-5	X

Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ KEN SEXTON Signature of Authorized Individual	1/23/03 Date
Ken Sexton Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual
*
Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: November 30, 2002

PEREGRINE SYSTEMS, INC. Case No. 02-12740-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended November 30, 2002.

Account Description	Bank Name	Bank Account Number	Balance per Books

Lockbox	Bank of America	736-631-0021	$0.00
Telco Lockbox	Bank of America	375-155-5694	0.00
Third Party Account	Bank of America	123-310-2013	200,811.38
Checking	Bank of America	123-310-3945	(1,582,699.89)
Operating Account A	Bank of America	123-310-4096	(75,729.24)
Litigation	Bank of America	123-310-4850	3,200,000.00
IBM Escrow	Bank of America	123-310-6938	27,000,000.00
Stock Options	Bank of America	123-363-4482	0.00
Operating Account B	Bank of America	145-010-8273	216,754,223.62
Payroll	Bank of America	145-090-8274	(47,455.31)
Money Market	Bank of America	874289	0.00
Cigna Health Non-CA	Citibank	30490928	59,982.31
Cigna Health CA	Citibank	30490936	39,267.81
IBM Collateral	Key Bank	40204230688340	0.00
Stock Options	Salomon Smith Barney	6132003515	0.00
Foothill Sweep Account	Well Fargo Bank	4000052746	0.00
A/R Financing	Well Fargo Bank	4905015277	952,712.84

		Total	$246,501,113.52

2) All post-petition tax liabilities due and owing as of November 30, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: January 24, 2003

/s/ KEN SEXTON Ken Sexton Chief Financial Officer Peregrine Systems, Inc.

In re: Peregrine Systems, Inc.	Case No. 02-12740 (JKF) Reporting Period: 11/1/02 - 11/30/02

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS
	Bank of America Oper. Acct. A #1233-1-04096	Bank of America Oper. Acct. B #1450-1-08273	Salomon Stock Options #6132003515765	Bank of America Payroll #1450-9-08274	Bank of America Litigation #1233104850	Bank of America Checking #1233103945	Bank of America Money Market #874289	Bank of America 3rd Party Acct #1233102013	Bank of America Chicago Lockbox #7366310021	Citibank Cigna - CA #30490936	Citibank Cigna - Non-CA #30490928
CASH BEGINNING OF MONTH	(75,729.24)	6,619,618.53	0.00	60,402.78	0.00	(101,211.41)	0.00	200,573.52	0.00	45,621.62	85,464.29
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	176,332.05	10,911,748.00							4,329,505.77
CASH FROM DEBTOR FINANCING—BMC	0.00
NET ADVANCES—FOOTHILL REVOLVER(1)	140,006.43
SALE OF ASSETS		0.00
OTHER (ATTACH LIST)		0.00						333.86
TRANSFERS (FROM DIP ACCTS)	4,325,366.34	10,008,941.57		11,763,983.36	3,200,000.00	1,159,333.45			137,580.50	141,388.70	406,471.22
TRANSFERS FROM DEBTOR AFFILIATE		265,583,791.00
TOTAL RECEIPTS	3,061,498.20	286,434,481.11	0.00	11,763,951.36	3,200,000.00	2,859,173.45	0.00	233.86	4,442,086.22	441,388.70	406,471.28
DISBURSEMENTS
NET PAYROLL				(4,893,039.41)
PAYROLL TAXES				(2,353,596.71)
SALES, USE & OTHER TAXES	(193,720.65)					(121,575.37)
INVENTORY PURCHASES						(12,281.30)
SECURED/RENTAL/LEASES	0.00					(1,822,035.88)
INSURANCE										(441,742.11)	(432,952.26)
ADMINISTRATIVE	(3,238,492.62)	(19,156.79)		(4,130.69)		(2,350,363.31)
SELLING	(12,213.06)					(33,530.07)
OTHER (ATTACH LIST)
LOAN REPAYMENT—FOOTHILL
LOAN REPAYMENT—BMC(2)		(54,013,791.00)
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)	(1,597,202.83)	(22,266,928.30)		(4,617,072.51)					(4,443,066.27)
TRANSFERS TO DEBTOR AFFILIATE	0.00
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES						$(250.00)
COURT COSTS
TOTAL DISBURSEMENTS	(5,043,698.20)	(76,289,876.09)	0.00	(31,871,838.38)	0.00	(4,340,655.93)	0.00	0.00	(4,447,086.21)	(447,742.51)	(432,053.20)
NET CASH FLOW	0.00	210,134,605.09	0.00	(107,858.02)	3,200,000.00	(1,431,482.48)	0.00	233.85	0.00	(6,353.81)	(26,481.38)
CASH—END OF MONTH	(75,729.24)	216,754,223.62	0.00	(47,455.38)	3,200,000.00	(1,582,699.89)	0.00	200,511.38	0.00	39,367.81	59,882.11
	* PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY 0RDER
	DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
	TOTAL DISBURSEMENTS
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

NOTES:

(1)	NOVEMBER ACTIVITY REFLECTS REFUND OF EXCESS COLLATERAL THAT SECURED A LETTER OF CREDIT.
(2)	ASSET SALE OF DEBTOR AFFILIATE PEREGRINE REMEDY, INC. CLOSED ON 11/20/02, CONCURRENTLY WITH THE CLOSING, THE DEBTOR FINANCING LINE WAS FULLY REPAID. WE HAVE SHOWN THE GROSS TRANSFER CASH FROM DEBTOR AFFILIATE AND THE PAYDOWN OF THE LINE HEREIN, PROCEEDS OF THE ASSET SALE ARE REFLECTED ON DEBTOR AFFILIATES MOR-1.

In re: Peregrine Systems, Inc.	Case No. 02-12740 (JKF)
Reporting Period: 11/1/02-11/30/02

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-J). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CONT)]

	BANK ACCOUNTS						CURRENT
								Less: Payments on behalf of Peregrine Remedy(3)
	Bank of America Options Acct #1233634432	Key Bank IBM Collateral #4026423068346	Bank of America IBM Collections #1233066938	Bank of America Title Lockbox #01-3751555692	Wells Fargo Foothill Lockbox #6480-051746	Wells Fargo A/R Financing #4903-15277	BEFORE REMEDY ADJUSTMENT		CURRENT MONTH ACTUAL	CUMULATIVE TO DATE
CASH BEGINNING OF MONTH	0.00	1,473,849.00	0.00	209.07	0.00	952,712.84	9,262,508.93		9,262,508.93	4,176,687.00

RECEIPTS
CASH SALES							0.00		0.00
ACCOUNTS RECEIVABLE				193,306.08			15,611,086.52		15,611,086.52	29,478,357.46
CASH FROM DEBTOR FINANCING—BMC							0.00		0.00	54,013,791.00
NET ADVANCES—FOOTHILL REVOLVER(1)							540,000.00		540,000.00	2,144,024.01
SALE OF ASSETS							0.00		0.00	0.00
OTHER (ATTACH LIST)		1,939.80					2,173.66		2,173.66	763,593.49
TRANSFERS (FROM D/P ACCTS)				826.85			33,123,729.85		33,123,729.85	82,109,449.95
TRANSFERS FROM DEBTOR AFFILIATE			27,000,000.00				292,513,791.00		292,513,791.00	298,513,791.00
TOTAL RECEIPTS	0.00	1,939.80	27,000,000.00	194,326.53	0.00	0.00	341,790,781.03		341,790,781.03	463,023,906.91

DISBURSEMENTS
NET PAYROLL							(4,893,039.41)	2,922,959.96	(2,570,079.45)	(9,214,925.45)
PAYROLL TAXES							(2,357,595.21)	1,019,822.19	(1,337,974.52)	(4,676,619.52)
SALES, USE & OTHER TAXES							(615,365.06)		(105,385.06)	(512,384.79)
INVENTORY PURCHASES							(12,481.30)		(12,881.30)	(98,733.62)
SECURED/RENTAL LEASES							(1,822,055.58)		(1,822,055.58)	(3,473,568.88)
INSURANCE							(880,695.73)		(880,695.73)	(1,803,119.37)
ADMINISTRATIVE				(1,015.92)			(5,613,179.33)		(5,613,179.33)	(14,718,788.53)
SELLING							(45,743.13)		(45,743.13)	(133,160.99)
OTHER (ATTACH LIST)						0.00	0.00		0.00	(4,398,867.83)
LOAN REPAYMENT—FOOTHILL							0.00		0.00	(35,117,481.69)
LOAN REPAYMENT—BMC(2)							(54,013,791.00)		(54,013,791.00)	(54,013,791.00)
PRE-PETITION EXPENSES*		(1,433,849.00)					(1,473,849.00)		(1,473,849.00)	(1,650,181.06)
TRANSFERS (TO D/P ACCTS)		(1,939.80)		(193,500.08)			(33,123,729.85)		(33,123,729.85)	(82,109,449.95)
TRANSFERS TO DEBTOR AFFILIATE							0.00		0.00	(400,000.00)
PROFESSIONAL FEES							0.00		0.00	0.00
U.S. TRUSTEE QUARTERLY FEES							(250.00)		(250.00)	(250.00)
COURT COSTS							0.00		0.00	0.00
TOTAL DISBURSEMENTS	0.00	(1,475,388.80)	0.00	(154,536.00)	0.00	0.00	(104,552,176.44)	3,042,782.15	(301,509,394.29)	(212,321,785.68)

NET CASH FLOW	0.00	(1,473,349.00)	27,000,000.00	(209.07)	0.00	0.00	237,238,504.59	3,042,782.15	240,281,386.74	254,701,291.23

CASH—END OF MONTH	0.00	0.00	27,000,000.00	(0.00)	0.00	952,712.84	246,503,013.52

	DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES FROM CURRENT MONTH ACTUAL COLUMN
	TOTAL DISBURSEMENTS								101,509,394.29
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								(33,123,529.85)
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. fixed escrow accounts)								0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								65,385,664.44

NOTE:

(2)
DUE TO CENTRALIZED PAYROLL PROCESSING, DISBURSEMENT FOR THIS DEBTOR AFFILIATE ARE MADE BY DEBTOR. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE EXCLUDED. THEY ARE INCLUDED IN DISBURSEMENT CALCULATIONS FOR PEREGRINE REMEDY, INC.

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Summary of Disbursements
11/1/2002-11/30/2002

Wire Transfers:
B OF A OPERATING ACCOUNT A (#1233-1-04096):	5,041,698.20
B OF A OPERATING ACCOUNT B (#1450-08273):	76,299,876.09
B OF A PAYROLL ACCOUNT (#1450-9-08274):	11,871,839.38
B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)	194,536.00
B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)	4,447,086.27

Total Payments by Wire (including payroll transfers)	97,855,035.94
Payments by Check:
B OF A CHECKING ACCOUNT (#1233103945)	4,340,655.93
B OF A IBM COLLATERAL ACCOUNT (#1233066938)	1,475,788.80
Citibank Cigna—CA Account (#30490936)	447,742.51
Citibank Cigna—Non-CA Account (#30490928)	432,953.26

Total Payments by Check	6,697,140.50

TOTAL OF ALL DISBURSEMENTS AND TRANSFERS	$104,552,176.44

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Wire
11/1/2002-11/30/2002

Date	Payee	Description	Amount	MOR-1 Category

B OF A OPERATING ACCOUNT A (#1233-1-040961:)
11/1/2002	BMC Wire 11/01	Interest	274,263.51	Administrative
11/15/2002	Profiline Wire 11/16	Administrative	33,010.79	Administrative
11/18/2002	Raw of Profiline Wire	Administrative	(33,010.79)	Administrative
11/18/2002	Triad Wire 11/18	Administrative	75,000.00	Administrative
11/19/2002	Profiline Wire 11/18	Administrative	33,010.79	Administrative
11/4/2002	Putnam 401K Funding 11/04	Administrative	229,423.84	Administrative
11/15/2002	Putnam 401K Funding 11/15	Administrative	227,930.15	Administrative
11/27/2002	Global Consulting Serv 11/27	Administrative	7,920.00	Administrative
11/27/2002	Dynamio Computing Serv 11/27	Administrative	16,593.75	Administrative
11/27/2002	Right Answers 11/27	Administrative	25,121.20	Administrative
11/27/2002	Intacl Tech 11/27	Administrative	43,577.22	Administrative
11/27/2002	Evergreen Systems 11/27	Administrative	111,637.42	Administrative
11/27/2002	Putnam 401K Funding 11/27	Administrative	169,189.91	Administrative
11/27/2002	Profiline 11/27	Administrative	271,006.75	Administrative
11/20/2002	Texas State Comptrolier 11/20	Sales, Use & Other Taxes	14,314.30	Sales, Use & Other Taxes
11/20/2002	W Dept of Rev 11/20	Sales, Use & Other Taxes	6,269.55	Sales, Use & Other Taxes
11/22/2002	Ohio Sales & Use 11/22	Sales, Use & Other Taxes	58,686.25	Sales, Use & Other Taxes
11/26/2002	NY Sales Tax 11/26	Sales, Use & Other Taxes	55,039.31	Sales, Use & Other Taxes
11/20/2002	Pennsylvania Sales Tax 11/20	Sales, Use & Other Taxes	59,480.48	Sales, Use & Other Taxes
11/27/2002	Advance MarketPlace 11/27	Selling	12,213.06	Selling
11/1/2002	Silicon Valley Bank	Sold A/R Collections	94,726.00	Administrative
11/4/2002	Silicon Valley Bank	Sold A/R Collections	647,950.11	Administrative
11/14/2002	Fleet Foreign Funding 11/14	Foreign Exchange for Non-debtor at	605,764.17	Administrative
11/27/2002	Fleet Foreign Funding 11/27	Foreign Exchange for Non-debtor at	145,204.43	Administrative
11/27/2002	Fleet Foreign Funding 11/27	Foreign Exchange for Non-debtor at	255,174.37	Administrative

SUBTOTAL—DISBURSEMENTS			2,438,352.40
Transfers:

	Subtotal—Transfers to B of A Checking		—
11/1/2002	To Operating B 11/01		176,332.06
11/18/2002	To Operating B 11/18		33,010.79
11/25/02	To Operating B 11/25		540,000.00

	Subtotals—Transfers to B of A Operating Acct B		749,342.85

	Subtotal—Transfers to Remedy (Debtor Affilate)		—
11/1/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		17,661.90
11/4/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		14,232.06
11/5/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		9,649.11
11/6/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		44,151.82
11/7/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		15,406.50
11/8/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		229,814.30
11/12/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		36,686.38
11/13/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		38,124.69
11/14/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		20,831.79
11/15/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		11,170.67
11/18/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		1,600.49
11/19/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		94,389.21
11/20/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		71,000.20
11/21/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		133,412.76
11/22/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		28,673.42
11/25/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		6,735.59
11/26/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		4,209.79
11/27/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		17,264.95
11/29/2002	Citibank CIGNA Accounts (#030490936 and 30490928)		52,834.33

	Subtotal—Transfers to CIGNA Accounts		847,859.98
SUBTOTAL—TRANSFERS			1,897,202.83

TOTAL DISBURSEMENTS AND TRANSFERS B OF A OPERATING ACCT A			5,041.698.20

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Wire
11/1/2002-11/30/2002

Date	Payee	Description	Amount	MOR-1 Category

B OF A OPERATING ACCOUNT B (#1450-1-08273):
11/7/2002	Project Service Center		3,840.02	Administrative
11/8/2002	Project Service Center		5,005.57	Administrative
11/15/2002	HSBC		3,870.18	Administrative
11/1/2002	Bank of America	Merchant Fees	840.59	Administrative
11/1/2002	Bank of America	Other Fees	2,663.75	Administrative
11/29/2002	Bank of America	Account Analysis Fees	2,936.68	Administrative

SUBTOTAL-DISBURSEMENTS			19,156.79
Transfers:
11/1/2002	To B of A Check #1233103945		107,464.25
11/4/2002	To B of A Check #1233103945		730,273.19
11/5/2002	To B of A Check #1233103945		134,655.09
11/6/2002	To B of A Check #1233103945		233,292.05
11/7/2002	To B of A Check #1233103945		54,565.90
11/8/2002	To B of A Check #1233103945		50,481.87
11/12/2002	To B of A Check #1233103945		87,687.34
11/13/2002	To B of A Check #1233103945		276,390.98
11/14/2002	To B of A Check #1233103945		92,641.15
11/15/2002	To B of A Check #1233103945		105,357.50
11/18/2002	To B of A Check #1233103945		160,654.70
11/19/2002	To B of A Check #1233103945		62,370.89
11/20/2002	To B of A Check #1233103945		42,487.54
11/21/2002	To B of A Check #1233103945		89,204.22
11/22/2002	To B of A Check #1233103945		133,697.82
11/25/2002	To B of A Check #1233103945		149,467.49
11/26/2002	To B of A Check #1233103945		183,239.40
11/27/2002	To B of A Check #1233103945		90,621.24
11/29/2002	To B of A Check #1233103945		74,620.83

	Subtotal — Transfers to B of A Checking		2,859,173.45
11/1/2002	B of A Operating Acct #1233-1-04096		386,671.41
11/4/2002	B of A Operating Acct #1233-1-04096		891,606.01
11/5/2002	B of A Operating Acct #1233-1-04096		9,649.11
11/6/2002	B of A Operating Acct #1233-1-04096		44,151.82
11/7/2002	B of A Operating Acct #1233-1-04096		15,406.50
11/8/2002	B of A Operating Acct #1233-1-04096		229,814.30
11/12/2002	B of A Operating Acct #1233-1-04097		38,686.38
11/13/2002	B of A Operating Acct #1233-1-04097		38,124.69
11/14/2002	B of A Operating Acct #1233-1-04097		626,595.96
11/15/2002	B of A Operating Acct #1233-1-04097		272,111.61
11/18/2002	B of A Operating Acct #1233-1-04097		76,600.49
11/19/2002	B of A Operating Acct #1233-1-04097		127,400.00
11/20/2002	B of A Operating Acct #1233-1-04097		151,064.33
11/21/2002	B of A Operating Acct #1233-1-04097		133,412.78
11/22/2002	B of A Operating Acct #1233-1-04097		87,359.67
11/25/2002	B of A Operating Acct #1233-1-04097		6,735.59
11/26/2002	B of A Operating Acct #1233-1-04097		59,249.10
11/27/2002	B of A Operating Acct #1233-1-04097		1,079,892.06
11/29/2002	B of A Operating Acct #1233-1-04097		52,834.33

	Subtotal — Transfers to B of A Operating Acct A		4,325,366.14
11/1/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/01	9,152.28
11/4/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/04	87,479.43
11/5/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/05	22,472.99
11/6/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/06	18,910.87
11/7/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/07	71,425.76
11/8/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/08	1,954.17
11/12/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/12	39,753.95
11/13/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/13	2,845,940.15
11/14/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/14	1,318,212.86
11/15/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/15	97,233.24
11/18/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/18	45,141.32
11/19/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/19	38,695.15
11/20/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/20	18,604.13
11/21/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/21	2,375,651.79
11/22/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/22	864,704.53
11/25/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/25	955,331.03
11/28/2002	B of A Payroll Account #1450-9-08274	To BofA P/R 11/28	1,724,586.73

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Wire
11/1/2002-11/30/2002

Date	Payee	Description	Amount	MOR-1 Category

11/27/2002	B of A Payroll Account #1450-9-08274	To B of A P/R 11/27	948,537.57
11/29/2002	B of A Payroll Account #1450-9-08274	To B of A P/R 11/29	283,193.41

	Subtotal — Transfers to B of A Payroll Account		11,783,981.36
11/29/2002	B of A Chicago Lockbox #7368310021		117,580.50
11/25/2002	B of A Telco Lockbox #01-3751555694		826.85
	B of A Litigation A/C#1233104850		3,200,000.00

SUBTOTAL — TRANSFERS			22,266,928.30
REPAYMENT OF DEBTOR FINANCING LINE CONCURRENT WITH ASSET SALE			54,013,791.00

TOTAL DISBURSEMENTS AND TRANSFERS — B OF A OPERATING ACCT B			76,299,876.09

B OF A PAYROLL ACCOUNT (#1450-9-06274):
Disbursements:
Various	ProBusiness	Fees	4,130.69	Administrative
11/15/2002	See Payroll Reports at Exhibit 2	Payroll and taxes	4,384,840.99	Payroll
11/20/2002	See Payroll Reports at Exhibit 2	Payroll and taxes	727,266.71	Payroll
11/30/2002	See Payroll Reports at Exhibit 2	Payroll and taxes	2,136,508.42	Payroll

	Subtotal — Disbursements		7,254,766.81
Transfers:
11/1/2002	To B of A Operating Acct B(#1450-1-08273)		4,003.90
11/5/2002	To B of A Operating Acct B(#1450-1-08273)		199.32
11/20/2002	To B of A Operating Acct B(#1450-1-08273)		4,612,869.35

	Subtotal — Transfers to B of A Operating Account B		4,617,072.57

TOTAL DISBURSEMENT AND TRANSFERS - B OF A PAYROLL ACCOUNT			11,871,839.38

KEY BANK ACCOUNT (#402042306883401)
Disbursements:
11/22/2003	Collateral letter of credit security IBM/Peoplesoft implementation (prepetition)		1,473,849.00	Prepetition
Transfer:	To B of A Operating Acct B(#1450-1-08273)		1,939.80

TOTAL DISBURSEMENTS AND TRANSFERS KEY BANK ACCOUNT			1,475,788.80

B OF A CHICAGO LOCKBOX ACCOUNT(#7366310021)
11/1/2002	To B of A Operating Acct B (#1450-1-068273)	34,159.45
11/4/2002	To B of A Operating Acct B (#1450-1-068273)	731,126.07
11/6/2002	To B of A Operating Acct B (#1450-1-068273)	164,501.41
11/7/2002	To B of A Operating Acct B (#1450-1-068273)	260,820.44
11/8/2002	To B of A Operating Acct B (#1450-1-068273)	27,640.00
11/12/2002	To B of A Operating Acct B (#1450-1-068273)	504,294.70
11/15/2002	To B of A Operating Acct B (#1450-1-068273)	473,602.02
11/18/2002	To B of A Operating Acct B (#1450-1-068273)	274,316.75
11/19/2002	To B of A Operating Acct B (#1450-1-068273)	148,358.20
11/20/2002	To B of A Operating Acct B (#1450-1-068273)	20,796.55
11/21/2002	To B of A Operating Acct B (#1450-1-068273)	75,429.00
11/22/2002	To B of A Operating Acct B (#1450-1-068273)	156,948.53
11/25/2002	To B of A Operating Acct B (#1450-1-068273)	725,213.91
11/26/2002	To B of A Operating Acct B (#1450-1-068273)	690,245.52
11/27/2002	To B of A Operating Acct B (#1450-1-068273)	22,882.37
11/29/2002	To B of A Operating Acct B (#1450-1-068273)	138,751.35

TOTAL TRANSFERS B OF A CHICAGO LOCKBOX ACCOUNT		4,447,086.27

B OF A LOCKBOX ACCOUNT (#01-3751555694)
Disbursement:	Bank Fees	1,035.92	Administrative
Transfers:
11/1/2002	To B of A Operating Acct B(#1450-1-08273)	184,805.35
11/5/2002	To B of A Operating Acct B(#1450-1-08273)	6,577.00
11/18/2002	To B of A Operating Acct B(#1450-1-08273)	900.00
11/20/2002	To B of A Operating Acct B(#1450-1-08273)	119.25
11/25/2002	To B of A Operating Acct B(#1450-1-08273)	98.48
11/27/2002	To B of A Operating Acct B(#1450-1-08273)	1,000.00

	Subtotal - Transfers to B of A Operating Account B	193,500.08

TOTAL DISBURSEMENTS AND TRANSFERS - B OF A TELCO LOCKBOX ACCOUNT		194,536.00

Check Register 10/01-10/31 BofA Checking Account #1233-1-03945

Check Number	Payment Date	Name	Description	Check Amount
73033	11/8/2002	Billeaux, James	Administrative	213.29
73034	11/8/2002	Harbst, Amy L.	Administrative	1,217.17
73035	11/8/2002	Rutherford, Tracey	Administrative	797.23
73036	11/8/2002	Hedrick, James B.	Administrative	865.03
73037	11/21/2002	Elevich, Gregory	Administrative	701.62
73038	11/21/2002	Stocklein, Jodi E.	Administrative	496.74
73039	11/21/2002	Wilson, Glenn	Administrative	1,922.29
73040	11/21/2002	Hedrick, James B.	Administrative	450.60
73041	11/26/2002	Wilson, Glenn	Administrative	412.58
200460	11/01/2002	Cor-O-Van Moving and Storage Co., Inc.	Administrative	80,361.90
200461	11/01/2002	Accountants, Inc.	Administrative	10,700.25
200462	11/01/2002	Advanced Market Place, Inc.	Selling	1,614.00
200463	11/01/2002	Alltech, Inc.	Administrative	2,185.00
200464	11/01/2002	American Express	Administrative	2,530.98
200465	11/01/2002	Biriasoft, Inc.	Administrative	56,607.65
200466	11/01/2002	Brian Jarvis	Administrative	2,600.00
200467	11/01/2002	Caterair International	Secured/Rent/Leases	31,503.19
200468	11/01/2002	Caterpillar, Inc.	Administrative	7,500.00
200469	11/01/2002	Compuware Corporation	Administrative	2,840.50
200470	11/01/2002	Debbie Moore	Administrative	3,957.19
200471	11/01/2002	Dhl Airways, Inc.	Administrative	2,040.00
200472	11/01/2002	Docent, Inc.	VOID	0.00
200473	11/01/2002	Dynamic computing Services Corporation	Administrative	11,125.00
200474	11/01/2002	Eric Fronik	Administrative	3,600.00
200475	11/01/2002	Evergreen Systems, Inc.	Administrative	5,734,53
200476	11/01/2002	Federal Express Corporation	Administrative	3,166.47
200477	11/01/2002	Gaedeke Holdings, Ltd.	Secured/Rent/Leases	51,030.11
200478	11/01/2002	Global Consulting Services of U.S. Inc.	VOID	0.00
200479	11/01/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	6,072.30
200480	11/01/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	6,250.00
200481	11/01/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	20,994.00
200482	11/01/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	2,860.00
200483	11/01/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	14,678.00
200484	11/01/2002	Hyperion Associates, Inc.	Administrative	1,034.87
200485	11/01/2002	IBM Corporation	Administrative	12,374.43
200486	11/01/2002	Ibm Global Services	VOID	0.00
200487	11/01/2002	J & S Resources	Administrative	8,680.00
200488	11/01/2002	J. Gregory Kasun	Administrative	7,601.12
200489	11/01/2002	JCube Corporation	Administrative	35,979.93
200490	11/01/2002	James Heisch	Administrative	50,834,47
200491	11/01/2002	Kaiser Foundation Health Plan, Inc.	Administrative	38,464.04
200492	11/01/2002	Kelly Temporary Services, Inc.	Administrative	1,838.14
200493	11/01/2002	L & L Printers, Inc.	Administrative	203.65

200494	11/01/2002	Merrill Communications LLC	Administrative	757.50
200495	11/01/2002	Michael J. Wright	Administrative	10,000.00
200496	11/01/2002	Michael Sanders	Administrative	7,550.00
200497	11/01/2002	NIIT USA Inc.	Administrative	31,816.84
200498	11/01/2002	NextiraOne, LLC	Administrative	300.00
200499	11/01/2002	Omnitronix, Inc.	Inventory Purchases	1,240.92
20500	11/01/2002	Orchestrated Solutions, LLC	Administrative	4,200.00
20501	11/01/2002	Palomar Mountain Spring Water, Inc.	Administrative	515.20
20502	11/01/2002	Primero Systems, Inc.	Administrative	13,557.50
200503	11/01/2002	ProBusiness, Inc.	Administrative	9,730.38
200504	11/01/2002	RAC Industries, Inc.	Administrative	810.00
200505	11/01/2002	Recall Total Information Mgmt. Inc.	Administrative	275.00
200506	11/01/2002	Resources Connection, Corp.	Administrative	2,697.50
200507	11/01/2002	San Diego Gas & Electric	Administrative	11.16
200508	11/01/2002	San Diego Gas & Electric	Administrative	2,076.36
200509	11/01/2002	San Diego Gas & Electric	Administrative	1,368.87
200510	11/01/2002	San Diego Gas & Electric	Administrative	1,973.98
200511	11/01/2002	San Diego Gas & Electric	Administrative	0.00
200512	11/01/2002	San Diego Gas & Electric	Administrative	1,187.80
200513	11/01/2002	San Diego Gas & Electric	Administrative	1,118.35
200514	11/01/2002	San Diego Gas & Electric	Administrative	1,453.45
200515	11/01/2002	San Diego Gas & Electric	Administrative	14,870.50
200516	11/01/2002	San Diego Gas & Electric	Administrative	38,519.49
200517	11/01/2002	San Diego Industrial	Administrative	160.00
200518	11/01/2002	Scurio Consulting, Inc.	Administrative	16,000.00
200519	11/01/2002	Secretary of State	Administrative	104.00
200520	11/01/2002	Steve Krahn	Administrative	3,000.00
200521	11/01/2002	Strong, Inc.	Secured/Rent/Leases	8,859.99
200522	11/01/2002	SunGard Recovery Services	Administrative	1,748.00
200523	11/01/2002	TEKSystems, Inc.	Administrative	4,640.00
200524	11/01/2002	The Depository Trust Company	Administrative	2,700.00
200525	11/01/2002	UCG, LP	Administrative	8,925.00
200526	11/01/2002	United Parcel Service Inc.	Administrative	110.44
200527	11/01/2002	Vision Service Plan	Administrative	12,383.51
200528	11/01/2002	Whitmont Legal Copying, Inc.	Administrative	200.54
200529	11/01/2002	mWired, Inc.	Administrative	10,540.00
200530	11/01/2002	Hilton La Jolla - Torrey Pines	Administrative	90,430.55
200531	11/01/2002	Global Consulting Services of U.S., Inc.	Administrative	10,800.00
200532	11/01/2002	Kilroy Realty, LP	Secured/Rent/Leases	608,701.22
200533	11/01/2002	U.S. Office 1, L.P.	Secured/Rent/Leases	60.54
200534	11/01/2002	Carr America, LP, Washington DC	Secured/Rent/Leases	9,535.33
200535	11/01/2002	Secretary of State	Administrative	26.00
200536	11/01/2002	Secretary of State	Administrative	78.00
200537	11/01/2002	Time Warner Cable	Administrative	119.76
200538	11/01/2002	Alejandra Martinez	Administrative	64.62
200539	11/07/2002	Daniel Johnson	Administrative	129.50

200540	11/07/2002	David Baron	Administrative	1,911.33
200541	11/07/2002	David Lelbow	Administrative	760.15
200542	11/07/2002	Deborah Traub	Administrative	1,803.15
200543	11/07/2002	Eileen Craig-Henry	Administrative	1,007.90
200544	11/07/2002	Ellen Contente	Administrative	2,815.85
200545	11/07/2002	Eric Baurle	Administrative	291.29
200546	11/07/2002	Eric De Marco	Administrative	88.74
200547	11/07/2002	Frank Hicks	Administrative	523.72
200548	11/07/2002	George Dreyer	Administrative	452.06
200549	11/07/2002	Gregory Elevich	Administrative	32.40
200550	11/07/2002	Jennifer Stevens	Administrative	543.84
200551	11/07/2002	Joseph Cohen	Administrative	694.73
200552	11/07/2002	Kenneth Marcus	Administrative	179.35
200553	11/07/2002	Kenneth Sexton	Administrative	1,307.05
200554	11/07/2002	Kenneth Whitehead	Administrative	210.31
200555	11/07/2002	Kevin Kish	Administrative	1,732.06
200556	11/07/2002	Leslie Romines	Administrative	425.18
200557	11/07/2002	Maria Munoz	Administrative	59.95
200558	11/07/2002	Matthew French	Administrative	1,479.08
200559	11/07/2002	Meelin Nakata	Administrative	359.98
200560	11/07/2002	Melissa Aigeldinger	Administrative	123.47
200561	11/07/2002	Scott Brickner	Administrative	107.30
200562	11/07/2002	Staceye Cabrera	Administrative	48.67
200563	11/07/2002	Steven Anderson	Administrative	2,846.44
200564	11/07/2002	Steven Beal	Administrative	438.28
200565	11/07/2002	Timothy Duffy	Administrative	2,114.49
200566	11/07/2002	Tina Sarver	Administrative	75.00
200567	11/07/2002	John Knaus	Administrative	560.59
200568	11/07/2002	ACE Relocation Systems, Inc.	Administrative	2,025.00
200569	11/07/2002	Alltech, Inc.	Administrative	4,370.00
200570	11/07/2002	American Corporate Counsel Association	Administrative	175.00
200571	11/07/2002	Aramark	Administrative	2,307.25
200572	11/07/2002	BellSouth Communications	Administrative	116.99
200573	11/07/2002	Biriasoft, Inc.	Administrative	9,090.00
200574	11/07/2002	Brian Jarvis	Administrative	2,618.86
200575	11/07/2002	Christine L. Hlavaty	Administrative	3,724.88
200576	11/07/2002	Computer Language Research/RIA, Inc.	Administrative	11,156.00
200577	11/07/2002	Cor-O-Van Moving and Storage Co, Inc.	Administrative	12,578.41
200578	11/07/2002	DMV Renewal	Administrative	199.00
200579	11/07/2002	Data Concepts, Inc.	Administrative	4,059.38
200580	11/07/2002	Dhl Airways Inc.	Administrative	450.05
200581	11/07/2002	Eric Fronk	Administrative	8,400.00
200582	11/07/2002	Federal Express Corporation	Administrative	3,176.02
200583	11/07/2002	Fleet Business Credit Corp.	Administrative	42,910.00
200584	11/07/2002	Global Consulting Services of U.S. Inc.	VOID	0.00
200585	11/07/2002	Ikon Office Solutions, Inc.	Administrative	66,410.11

200586	11/07/2002	Intact Technology, Inc.	Administrative	31,431.08
200587	11/07/2002	Intact Technology, Inc.	Administrative	15,740.00
200588	11/07/2002	Iron Mountain Off-Site Data Protection	Administrative	44.00
200589	11/07/2002	J & S Resources	Administrative	9,280.00
200590	11/07/2002	J. Gregory Kasun	Administrative	15,560.92
200591	11/07/2002	JCube Corporation	Administrative	10,502.20
200592	11/07/2002	Kelly Staff Leasing, Inc.	Administrative	0.00
200593	11/07/2002	Kelly Temporary Services, Inc.	Administrative	1,217.20
200594	11/07/2002	Kevin Ortzman	Administrative	10,525.00
200595	11/07/2002	Kilroy Realty, LP	Secured/Rent/Leases	104,705.03
200596	11/07/2002	LaBella & McNamara LLP	VOID	0.00
200597	11/07/2002	Lisa Maxine Reece	Administrative	1,560.00
200598	11/07/2002	Michael Rawlings	Administrative	4,960.00
200599	11/07/2002	Mail Dispatch, LLC	Administrative	150.00
200600	11/07/2002	Marsh & Associates, P.C.	Administrative	3,000.00
200601	11/07/2002	Michael Sanders	Administrative	3,200.00
200602	11/07/2002	Mulludee Schlitt	Administrative	1,800.00
200603	11/07/2002	Orchestrated Solutions, LLC	Administrative	4,100.00
200604	11/07/2002	Pitney Bowes Inc.	VOID	0.00
200605	11/07/2002	Precise Communications	Administrative	1,305.65
200606	11/07/2002	ProfitLine Inc	Administrative	3,000.00
200607	11/07/2002	Prudential Securities Incorporated	Administrative	1,588.86
200608	11/07/2002	RMSLLC	Administrative	5,040.00
200609	11/07/2002	Rackspace Management Hosting	Selling	937.00
200610	11/07/2002	Resources Connection Corp.	Administrative	5,833.75
200611	11/07/2002	Syntonic Computing	Administrative	4,408.44
200612	11/07/2002	Tremere Group, Inc.	Administrative	4,000.00
200613	11/07/2002	U.S. Trustee Payment Center	Trustees Fees	250.00
200614	11/07/2002	Vistion Service Plan	Administrative	10,762.85
200615	11/07/2002	Vivare	Administrative	9,000.00
200616	11/08/2002	Tremere Group, Inc.	Administrative	2,250.00
200617	11/08/2002	Primero Systems, Inc.	Administrative	10,235.00
200618	11/08/2002	Kelly Staff Leasing, Inc.	Administrative	14,697.76
200619	11/08/2002	Global Consulting Services of U.S., Inc.	Administrative	4,800.00
200620	11/08/2002	CyberSource, Inc.	Administrative	995.00
200621	11/11/2002	American Express	Administrative	2,590.94
200622	11/11/2002	American Express	Administrative	3,261.01
200623	11/11/2002	American Express	Administrative	3,508.95
200624	11/11/2002	Federal Reserve Bank	Administrative	1,500.00
200625	11/11/2002	American Express	VOID	0.00
200626	11/11/2002	American Express	VOID	0.00
200627	11/13/2002	American Express	Administrative	25.00
200628	11/13/2002	American Express	Administrative	1,045.50
200629	11/13/2002	Alejandra Martinez	Administrative	231.59
200630	11/13/2002	Amy Griffin	Administrative	1,077.59
200631	11/13/2002	Bernard Buda	Administrative	457.30
200632	11/13/2002	Craig Roy	Administrative	31.57
200633	11/13/2002	David Flesh	Administrative	572.10

200634	11/13/2002	David Haber	Administrative	162.63
200635	11/13/2002	Deborah Traub	Administrative	1,352.94
200636	11/13/2002	Donald Brandt Jr	Administrative	1,617.40
200637	11/13/2002	Ellen Wolfe	Administrative	1,062.06
200638	11/13/2002	Eric Bayona	Administrative	1,015.00
200639	11/13/2002	Frank Hicks	Administrative	670.53
200640	11/13/2002	Gary Greenfield	Administrative	9,665.40
200641	11/13/2002	George Dreyer	Administrative	3,198.48
200642	11/13/2002	Harold Hertig	Administrative	781.87
200643	11/13/2002	Isao Takahashi	Administrative	2,256.91
200644	11/13/2002	Jason Bincalar	Administrative	880.00
200645	11/13/2002	Jay Noonan	Administrative	98.50
200646	11/13/2002	Joseph Cohen	Administrative	332.24
200647	11/13/2002	Kathleen Steinauer	Administrative	523.88
200648	11/13/2002	Kathryn Vizas	Administrative	750.00
200649	11/13/2002	Kenneth Mellett	Administrative	2,385.92
200650	11/13/2002	Kim Yolbert	Administrative	11.25
200651	11/13/2002	Lisa Hanna	Administrative	289.88
200652	11/13/2002	Lynn Morimoto	Administrative	129.85
200653	11/13/2002	Mark Paradis	Administrative	244.70
200654	11/13/2002	Max Gardner Jr.	Administrative	1,543.43
200655	11/13/2002	Robert Munn	Administrative	985.99
200656	11/13/2002	Sharon Coary	Administrative	1,432.79
200657	11/13/2002	Stephen Daniels	Administrative	1,005.22
200658	11/13/2002	Taylor Selby	Administrative	895.05
200659	11/13/2002	Timothy Birchall	Administrative	882.72
200660	11/13/2002	William B. Walsh	Administrative	23,163.82
200661	11/13/2002	Mary Arterburn	Administrative	241.87
200662	11/15/2002	Advanced Market Place, Inc.	Selling	11,560.32
200663	11/15/2002	Brian Jarvis	Administrative	3,120.00
200664	11/15/2002	Carr America, L.P. Washington DC	Secured/Rent/Leases	8,293.53
200665	11/15/2002	Carrie Albrant	Administrative	1,365.00
200666	11/15/2002	Christine L. Hlavaty	Administrative	1,716.82
200667	11/15/2002	Compuware Corporation	Administrative	2,556.45
200668	11/15/2002	Dale Snead	Administrative	1,000.00
200669	11/15/2002	Deloitte & Touche LLP	Administrative	26,265.00
200670	11/15/2002	Digitec Business Systems, Inc.	Administrative	3,790.73
200671	11/15/2002	Dynamic Computing Services Corporation	Administrative	5,562.50
200672	11/15/2002	Eric Fronk	Administrative	4,530.00
200673	11/15/2002	Farella Braun Martel	VOID	0.00
200674	11/15/2002	HQ GLOBAL SAN MATEO	Secured/Rent/Leases	22,528.00
200675	11/15/2002	HQ Global Workplaces, Inc.	VOID	0.00
200676	11/15/2002	Help Desk Institute, Inc.	Administrative	6,375.00
200677	11/15/2002	Hyperion Associates Inc.	Administrative	2,425.24
200678	11/15/2002	InterCall	Administrative	19,806.74
200679	11/15/2002	J. Gregory Kasun	Administrative	12,665.65
200680	11/15/2002	James Heisch	Administrative	19,536.95
200681	11/15/2002	Kelly Staff Leasing, Inc.	Administrative	0.00

200682	11/15/2002	Kelly Temporary Services, Inc.	Administrative	5,913.70
200683	11/15/2002	Ken Glassman	Administrative	2,000.00
200684	11/15/2002	Kevin Ortzman	Administrative	19,675.00
200685	11/15/2002	L&L Printers Inc	Administrative	181.02
200686	11/15/2002	Legal Strategies Group, Inc.	VOID	0.00
200687	11/15/2002	Louis Alan Wand	Administrative	4,200.00
200688	11/15/2002	Michael Rawlings	Administrative	4,480.00
200689	11/15/2002	Mellon Investor Services, LLC	Administrative	363.93
200690	11/15/2002	Michigan Department of Treasury	Sales, Use & Other Taxes	1,337.11
200691	11/15/2002	Michigan Department of Treasury	Sales, Use & Other Taxes	219.83
200692	11/15/2002	Mulludee Schlitt	Administrative	4,450.00
200693	11/15/2002	NETg, Inc.	Administrative	32,325.00
200694	11/15/2002	NIIT USA Inc.	Administrative	35,775.00
200695	11/15/2002	Oklahoma Tax Commissions	Sales, Use & Other Taxes	2,290.83
200696	11/15/2002	Omnitronix, Inc.	Inventory Purchases	5,449.18
200697	11/15/2002	Orchestrated Solutions, LLC	Administrative	4,000.00
200698	11/15/2002	PRG Commercial Division, Inc.	Administrative	10,028.50
200699	11/15/2002	Palomar Mountain Spring Water, Inc.	Administrative	262.40
200700	11/15/2002	Patrick Murphy	Administrative	4,320.00
200701	11/15/2002	Paul Fredrickson	Administrative	6,253.97
200702	11/15/2002	ProfitLine Inc	Administrative	3,000.00
200703	11/15/2002	Proskauer Rose LLP	Administrative	10,705.75
200704	11/15/2002	RMSLLC	Administrative	1,500.00
200705	11/15/2002	Recall Total Information Mgmt, Inc.	Administrative	156.00
200706	11/15/2002	Robert Weldin	Administrative	2,783.98
200707	11/15/2002	Seal Furniture Systems, Inc.	VOID	0.00
200708	11/15/2002	Secretary Of State	Administrative	20.00
200709	11/15/2002	Sillicon Energy, Corp.	Administrative	1,153.66
200710	11/15/2002	SunGard Treasury Systems, Inc.	Administrative	3,341.78
200711	11/15/2002	Susan Fonss Consulting Services	Administrative	6,160.00
200712	11/15/2002	The Bureau of National Affairs, Inc	Administrative	673.44
200713	11/15/2002	Tremere Group, Inc.	Administrative	13,276.98
200714	11/15/2002	Universal Protection Service Corporation	Administrative	2,637.90
200715	11/15/2002	Vivare	Administrative	2,850.00
200716	11/15/2002	Western Telematic, Inc.	VOID	0.00
200717	11/15/2002	Yetter & Warden, LLP	VOID	0.00
200718	11/15/2002	mWired, Inc.	Administrative	10,806.61
200719	11/18/2002	Rockefeller Group Business Centers, Inc	Administrative	18,000.00
200720	11/18/2002	Kelly Staff Leasing, Inc.	Administrative	8,940.78
200721	11/18/2002	Time Warner Cable	Administrative	119.78
200722	11/19/2002	Arizona Department of Revenue	Sales, Use & Other Taxes	9,930.09

200723	11/19/2002	Colorado Department of Revenue	Sales, Use & Other Taxes	645.00
200724	11/19/2002	Comptroller of Maryland	Sales, Use & Other Taxes	3,437.30
200725	11/19/2002	Comptroller of Maryland	Sales, Use & Other Taxes	567.97
200726	11/19/2002	Indiana Department Of Revenue	Sales, Use & Other Taxes	2,114.05
200727	11/19/2002	Indiana Department Of Revenue	Sales, Use & Other Taxes	198.00
200728	11/19/2002	Massachusetts Department of Revenue	Sales, Use & Other Taxes	1,415.15
200729	11/19/2002	Minnesota Department of Revenue	Sales, Use & Other Taxes	1,238.00
200730	11/19/2002	New Jersey Division of Taxation	Sales, Use & Other Taxes	2,868.06
200731	11/19/2002	New Jersey Division of Taxation	Sales, Use & Other Taxes	12.00
200732	11/19/2002	South Carolina Department of Revenue	Sales, Use & Other Taxes	174.59
200733	11/19/2002	Petty Cash	Administrative	750.00
200734	11/19/2002	Alabama Department of Revenue	Sales, Use & Other Taxes	50.53
200735	11/19/2002	Tennessee Department of Revenue	Sales, Use & Other Taxes	2,947.00
200736	11/19/2002	Alabama Department of Revenue	Sales, Use & Other Taxes	67.37
200737	11/20/2002	Andrew Leuthe	Administrative	457.65
200738	11/20/2002	Anthony Bray	Administrative	50.00
200739	11/20/2002	Brian Harris	Administrative	995.00
200740	11/20/2002	Bruce Aboudara	Administrative	150.58
200741	11/20/2002	Claudio Gutierrez	Administrative	200.00
200742	11/20/2002	Craig Tropea	Administrative	871.81
200743	11/20/2002	David Johnson	Administrative	905.89
200744	11/20/2002	David Roudebush	Administrative	5,131,04
200745	11/20/2002	Deborah Denison	Administrative	4,211.40
200746	11/20/2002	Donald Brandt Jr	Administrative	1,175.00
200747	11/20/2002	Doran Butler	Administrative	521.79
200748	11/20/2002	Eric De Marco	Administrative	543.98
200749	11/20/2002	Ireneo Dimagiba Jr.	Administrative	50.68
200750	11/20/2002	Jessica Parrish	Administrative	37.69
200751	11/20/2002	John Tsai	Administrative	1,056.42
200752	11/20/2002	Keith Plumb	Administrative	300.00
200753	11/20/2002	Kelly Hoopes	Administrative	167.63
200754	11/20/2002	Kenneth Saxton	Administrative	767.02
200755	11/20/2002	Kevin Courtois	Administrative	365.26
200756	11/20/2002	Kunai Mehta	Administrative	1,739.90
200757	11/20/2002	Lindsey Ferguson	Administrative	764.37
200758	11/20/2002	Lisa Saari	Administrative	187.79
200759	11/20/2002	Maria Psyhogios	Administrative	216.78

200760	11/20/2002	Martha Bellens-Martin	Administrative	969.18
200761	11/20/2002	Michael Gosey	Administrative	1,103.73
200762	11/20/2002	Patrich Sinnott	Administrative	1,995.98
200763	11/20/2002	Robert Luddy	Administrative	617.93
200764	11/20/2002	Ruth Herfurth	Administrative	49.95
200765	11/20/2002	Samantha Reilly	Administrative	4,187.22
200766	11/20/2002	Stephen Daniels	Administrative	775.43
200767	11/20/2002	Tina Sarver	Administrative	91.20
200768	11/20/2002	Todd Bashor	Administrative	275.60
200769	11/20/2002	Todd Sulger	Administrative	200.00
200770	11/20/2002	John Meikleham	Administrative	161.65
200771	11/21/2002	ACE Relocation Systems, Inc.	Administrative	1,225.00
200772	11/21/2002	Advanced Market Place, Inc.	Selling	7,318.75
200773	11/21/2002	Alltech, Inc.	Administrative	2,185.00
200774	11/21/2002	American Bldg Maintenance Corporation	Administrative	3,685.90
200775	11/21/2002	American Express	Administrative	7,786.09
200776	11/21/2002	American Express	Administrative	5,930.15
200777	11/21/2002	Apropos Technology, Inc.	Administrative	41,304.87
200778	11/21/2002	Aramark	Administrative	2,765.99
200779	11/21/2002	Birlasoft Inc.	Administrative	145,427.57
200780	11/21/2002	Breakwater Security Associates	Administrative	15,866.19
200781	11/21/2002	CCBN.com	Administrative	750.00
200782	11/21/2002	CDI Corporation	Administrative	539.20
200783	11/21/2002	Christine L. Hlavaly	Administrative	1,466.62
200784	11/21/2002	Compaq Computer Corporation	Administrative	1,599.60
200785	11/21/2002	Compuware Corporation	Administrative	1,420.25
200786	11/21/2002	CyberSource, Inc.	Administrative	495.00
200787	11/21/2002	DCI Corporation	Administrative	12,000.00
200788	11/21/2002	Debbie Moore	Administrative	5,740.33
200789	11/21/2002	Dhl Airways Inc.	Administrative	437.62
200790	11/21/2002	Dynamic Computing Services Corporation	Administrative	5,062.50
200791	11/21/2002	E-CRMPeople, Limited	Administrative	12,000.00
200792	11/21/2002	Eric Fronk	Administrative	4,810.00
200793	11/21/2002	Ernesto Rivara	Administrative	13,701.66
200794	11/21/2002	Federal Express Corporation	Administrative	6,556.63
200795	11/21/2002	Get There LP	Administrative	2,160.00
200796	11/21/2002	Global Consulting Services of U.S., Inc.	Administrative	10,800.00
200797	11/21/2002	InstallShield Software Corporation	Administrative	3,870.64
200798	11/21/2002	Intact Technology, Inc	Administrative	8,960.00
200799	11/21/2002	Iron Mountain Off-Site Data Protection	Administrative	2,394.57
200800	11/21/2002	J & S Resources	Administrative	7,640.00
200801	11/21/2002	J. Gregory Kasun	Administrative	10,407.62
200802	11/21/2002	JCube Corporation	Administrative	19,316.12
200803	11/21/2002	Kelly Staff Leasing, Inc.	VOID	0.00
200804	11/21/2002	Kevin Ortzman	Administrative	16,175.00

200805	11/21/2002	Legal Reprographics, Inc.	Administrative	4,000.00
200806	11/21/2002	Michael Rawlings	Administrative	3,887.60
200807	11/21/2002	Marcus Evans, Inc.	Selling	12,100.00
200808	11/21/2002	Michael Sanders	Administrative	4,800.00
200809	11/21/2002	Mike Miller	Administrative	1,600.00
200810	11/21/2002	Mulludee Schlitt	Administrative	1,900.00
200811	11/21/2002	Neopost Leasing, Inc.	Administrative	606.85
200812	11/21/2002	Omnitronix, Inc.	Inventory Purchases	2,483.64
200813	11/21/2002	Orchestrated Solutions, LLC	Administrative	6,500.00
200814	11/21/2002	Patrick Murphy	Administrative	3,120.00
200815	11/21/2002	Primero Systmes, Inc.	Administrative	14,082.50
200816	11/21/2002	ProfitLine Inc	Administrative	9,069.17
200817	11/21/2002	Prudential Securities Incorporated	Administrative	3,067.36
200818	11/21/2002	RMSLLC	Administrative	2,520.00
200819	11/21/2002	Recall Total Information Mgmt, Inc.	Administrative	775.00
200820	11/21/2002	Secretary Of State	Administrative	66.00
200821	11/21/2002	Susan Fonss	Administrative	2,480.00
200822	11/21/2002	Tremere Group, Inc.	Administrative	2,562.50
200823	11/21/2002	Utiliware	Administrative	5,500.00
200824	11/21/2002	VeriSign, Inc.	VOID	0.00
200825	11/21/2002	Vivare	Administrative	3,075.00
200826	11/21/2002	Washingtion Department of Revenue	Sales, Use & Other Taxes	9,988.00
200827	11/21/2002	Washingtion Department of Revenue	Sales, Use & Other Taxes	431.00
200828	11/21/2002	Western Telematic, Inc.	VOID	0.00
200829	11/21/2002	Xerox Corporation	Administrative	75.00
200830	11/21/2002	mWired, Inc.	Administrative	7,820.86
200831	11/21/2002	American Express	Administrative	27,207.85
200832	11/21/2002	Resources Connection, Corp.	Administrative	3,545.75
200833	11/21/2002	Kelly Staff Leasing, Inc.	Administrative	1,805.86
200834	11/21/2002	Debbie Moore	Administrative	2,138.00
200835	11/21/2002	District of Columbia Treasurer	Sales, Use & Other Taxes	707.64
200836	11/21/2002	Washington Department of Revenue	Sales, Use & Other Taxes	31,678.46
200837	11/21/2002	David New	Administrative	29.50
200838	11/21/2002	Maria Grannoll	Administrative	600.00
200839	11/22/2002	Jeff Motyll	Administrative	3,000.00
200840	11/22/2002	DMC Translations	Administrative	412.96
200841	11/22/2002	American Express	Administrative	5,930.15
200842	11/26/2002	Craig Roy	Administrative	30.00
200843	11/26/2002	Dan Bissi	Administrative	722.54
200844	11/26/2002	David Martin	Administrative	1,000.00
200845	11/26/2002	Douglas App	Administrative	618.89
200846	11/26/2002	Ellen Contente	Administrative	674.46
200847	11/26/2002	Frank Hicks	Administrative	1,066.71
200848	11/26/2002	Gary Greenfield	Administrative	6,996.85
200849	11/26/2002	Gregory Elevich	Administrative	113.90

200850	11/26/2002	Joseph Cohen	Administrative	798.42
200851	11/26/2002	Keith Plumb	Administrative	314.38
200852	11/26/2002	Kenneth Marcus	Administrative	998.36
200853	11/26/2002	Kenneth Whitehead	Administrative	114.13
200854	11/26/2002	Maria Grannell	Administrative	103.43
200855	11/26/2002	Mark Nordheim	Administrative	2,491.93
200856	11/26/2002	Mark Paradis	Administrative	774.07
200857	11/26/2002	Melissa Aigeldinger	Administrative	272.15
200858	11/26/2002	Michael Gosey	Administrative	616.23
200859	11/26/2002	Nicole Eagan	Administrative	5,514.87
200860	11/26/2002	Paul Ryan	Administrative	148.14
200861	11/26/2002	Robert Bagaporo	Administrative	1,359.48
200862	11/26/2002	Sharon Coary	Administrative	721.86
200863	11/26/2002	Stephen Daniels	Administrative	111.67
200864	11/26/2002	Timothy Birchall	Administrative	932.98
200865	11/26/2002	Timothy Duffy	Administrative	840.14
200866	11/27/2002	ADT Security Services, Inc.	Administrative	20,711.06
200867	11/27/2002	Accountants Inc	Administrative	2,787.50
200868	11/27/2002	Aird & Berlis	VOID	0.00
200869	11/27/2002	Andrea Hofmann-Miller	Administrative	418.59
200870	11/27/2002	Business Centers of America	Secured/Rent/Leases	3,000.00
200871	11/27/2002	Carr America, LP, Washington DC	Secured/Rent/Leases	9,535.22
200872	11/27/2002	Carrie Albrant	Administrative	260.00
200873	11/27/2002	Caterair International	Secured/Rent/Leases	31,503.19
200874	11/27/2002	Christine L. Hlavaty	Administrative	751.29
200875	11/27/2002	Cor-O-Van Moving and Storage Co. Inc.	Administrative	157.31
200876	11/27/2002	Corporation Service Company	Administrative	12.04
200877	11/27/2002	Delaware Secretary of State	Sales, Use & Other Taxes	30,000.00
200878	11/27/2002	Dhl Airways Inc.	Administrative	329.65
200879	11/27/2002	Dynamic Computing Services Corporation	Administrative	0.00
200880	11/27/2002	E*Trade Business Solutions, Inc.	Administrative	13,825.77
200881	11/27/2002	Encompass Electrical Technologies	Administrative	4,809.00
200882	11/27/2002	Enterprise Software Roundtable, LLC	Administrative	5,000.00
200883	11/27/2002	Eric Fronk	Administrative	3,760.00
200884	11/27/2002	Evergreen Systems, Inc.	Administrative	70,094.99
200885	11/27/2002	Evergreen Systems, Inc.	Administrative	9,394.55
200886	11/27/2002	Farella Braun Martel	VOID	0.00
200887	11/27/2002	Federal Express Corporation	Administrative	3,492.88
200888	11/27/2002	Fleet Business Credit Corp.	Secured/Rent/Leases	111,224.81
200889	11/27/2002	Gaedeke Holdings, Ltd.	Secured/Rent/Leases	50,562.58
200890	11/27/2002	Gaedeke Holdings, Ltd.	Secured/Rent/Leases	19.23
200891	11/27/2002	Giga Information Group, Inc.	Administrative	30,000.00
200892	11/27/2002	HQ GLOBAL SAN MATEO	Secured/Rent/Leases	10,790.00
200893	11/27/2002	HQ Global Workplaces	Secured/Rent/Leases	6,669.00

200894	11/27/2002	HQ Global Workplaces	Secured/Rent/Leases	3,645.00
200895	11/27/2002	HQ Global Workplaces	Secured/Rent/Leases	9,450.00
200896	11/27/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	2,792.00
200897	11/27/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	1,480.00
200898	11/27/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	7,760.50
200899	11/27/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	8,835.00
200900	11/27/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	1,230.00
200901	11/27/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	7,799.00
200902	11/27/2002	Heller Ehrman	VOID	0.00
200903	11/27/2002	J. E. Halliday Sales, Inc.	VOID	0.00
200904	11/27/2002	J. Gregory Kasun	Administrative	7,259.79
200905	11/27/2002	JCube Corporation	Administrative	14,964.65
200906	11/27/2002	Kelly Staff Leasing, Inc.	VOID	0.00
200907	11/27/2002	Kelly Temporary Services, Inc.	Administrative	6,985.83
200908	11/27/2002	Kibel Green, Inc	VOID	0.00
200909	11/27/2002	Kirby Realty, LP	Secured/Rent/Leases	605,519.00
200910	11/27/2002	Michael Rawlings	Administrative	2,460.00
200911	11/27/2002	Metropolitan Trustee	Administrative	7,826.55
200912	11/27/2002	Michael J. Wright	Administrative	31,974.08
200913	11/27/2002	Michael Sanders	Administrative	8,000.00
200914	11/27/2002	Mulludeo Schlitt	Administrative	2,750.00
200915	11/27/2002	Omnitronix, Inc.	Inventory Purchases	3,707.56
200916	11/27/2002	Patrick Murphy	Administrative	4,320.00
200917	11/27/2002	Primero Systems, Inc.	Administrative	12,722.50
200918	11/27/2002	ProBusiness, Inc.	Administrative	4,939.90
200919	11/27/2002	Recall Secure Destruction Services, Inc.	Administrative	399.00
200920	11/27/2002	Recall Total Information Mgmt, Inc.	Administrative	250.00
200921	11/27/2002	Rockefeller Group Business Centers, Inc	Secured/Rent/Leases	7,050.00
200922	11/27/2002	SSPA	Administrative	3,095.00
200923	11/27/2002	San Diego Gas & Electric	Administrative	1,719.55
200924	11/27/2002	San Diego Gas & Electric	Administrative	35,770.74
200925	11/27/2002	San Diego Gas & Electric	Administrative	1,308.29
200926	11/27/2002	San Diego Gas & Electric	Administrative	1,314.08
200927	11/27/2002	San Diego Gas & Electric	Administrative	1,110.90
200928	11/27/2002	San Diego Gas & Electric	Administrative	1,631.75
200929	11/27/2002	San Diego Gas & Electric	Administrative	5.47
200930	11/27/2002	San Diego Gas & Electric	Administrative	1,053.48
200931	11/27/2002	San Diego Gas & Electric	Administrative	1,057.63
200932	11/27/2002	San Diego Gas & Electric	Administrative	11,982.14
200933	11/27/2002	Santa Clara County - Tax Collector	Sales, Use & Other Taxes	19,257.39
200934	11/27/2002	Society for Human Resource Mngt.	Administrative	948.00
200935	11/27/2002	Spot Coolers, Inc.	Administrative	6,095.00
200936	11/27/2002	Steelhead Productions	Administrative	4,944.00
200937	11/27/2002	Strong, Inc.	Secured/Rent/Leases	4,210.00
200938	11/27/2002	Susan Fonss	Administrative	2,320.00

200939	11/27/2002	Toshiba, Inc.	VOID	0.00
200940	11/27/2002	Tremere Group, Inc.	Administrative	4,437.50
200941	11/27/2002	United Parcel Service Inc	Administrative	68.45
200942	11/27/2002	Vivare	Administrative	3,225.00
200943	11/27/2002	Whitmont Legal Copying, Inc.	Administrative	1,387.42
200944	11/27/2002	mWired, Inc.	Administrative	3,680.00
200945	11/27/2002	Dynamic Computing Services Corporation	VOID	0.00
200946	11/27/2002	Dynamic Computing Services Corporation	Administrative	22,125.00

				4,340,655.93

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Check
11/1/2002-11/30/2002

Date	Payee	Description	Amount	MOR-1 Category
Citibank Cigna—CA Account #30490936
11/1/02-11/30/02	Various(1)	Third Party Administered Insurance payments	447,742.51	Administrative
Citibank Cigna—Non-CA Account #30490928
11/1/02-11/30/02	Various(1)	Third Party Administered Insurance payments	432,953.26	Administrative

NOTES:

(1)
Detail is available upon request. The check register is generally received one month in arrears.

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Exhibit 1
Pro Business Payroll Reports
11/1/2002-11/30/2002

Pay Date	Description	Net Payroll(1)	Payroll Taxes	Total Per Report

11/15/2002	Peregrine Remedy	1,546,678	712,551	2,259,230
11/20/2002	Peregrine Remedy	3,235,835	2,104,122	5,339,957
11/20/2002	Reimbursement of PTO Payment(2)	(2,795,278)	(1,817,392)	(4,612,670)
11/30/2002	Peregrine Remedy	35,725	20,541	56,266

	Subtotal—Peregrine Remedy	2,022,960	1,019,822	3,042,782
11/15/2002	Peregrine Telco	171,069	82,801	253,870
11/30/2002	Peregrine Telco	73,055	28,500	101,554

	Subtotal—Peregrine Telco	244,123	111,301	355,424
11/15/2002	Peregrine Systems Inc.	1,279,381	592,360	1,871,742
11/30/2002	Peregrine Systems Inc.	1,346,575	634,113	1,980,688

	Subtotal—Peregrine Systems Inc.	2,625,956	1,226,474	3,852,430

Totals Funded per B of A Payroll A/C #1450-9-08274		4,893,039	2,357,597	7,250,636

11/15/2002	Payroll and taxes	2,997,128	1,387,713	4,384,841
11/20/2002	Payroll and taxes	440,557	286,730	727,287
11/30/2002	Payroll and taxes	1,455,354	683,154	2,138,508

Total Payroll and Taxes		4,893,039	2,357,597	7,250,636

NOTES:

(1)
Includes direct deposits, paychecks, and third party checks. See attached payroll summaries.

(2)
The 11/20/02 Remedy payroll consisted largely of payments for accumulated paid time off that was reimbursed by the purchaser, pursuant to the asset sale agreement. As such, we netted the reimbursement against the payment.

PRGN-REM-Peregrine Systems, Inc. Report Date 11/12/2002 Page 001 Paygroup 1	Advice of Debit	Control # 047A/1112/1356 ProBusiness Check Date 11/15/2002 Period 11/01/2002 - 11/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ARIZONA
Paychecks	49,007.89	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	1,143.83	Federal Income Tax	385,719.83	Income Tax	157.91
CheckPro Manuals	1,143.83	Social Security (FICA)	73,679.63	Sub-Total	157.91
Manual Check Manuals	0.00	Federal Medicare	32,646.08
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	492,045.54	Unemployment	23.24
Paycheck Voids	0.00			Job Training Program	4.23
Direct Deposit Voids	0.00	EMPLOYER TAXES		Sub-Total	27.47
CheckPro Voids	0.00	Social Security—Employer	73,679.63
Manual Voids	0.00	Federal Medicare—Employer	32,646.08	TOTAL	185.38
Adjustment Voids	0.00	Federal Unemployment	154.78
Direct Deposit	1,494,962.20	Sub-Total	106,480.49
Taxes	712,551.08
Third Party Checks	1,569.76	TOTAL	598,526.03
Memo Entries	(5.20)

TOTAL	2,259,229.56

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries): 2,258,085.73	Tax liabilities minus memo entries: 712,545.88

PRGN-REM-Peregrine Systems, Inc. Report Date 11/20/2002 Page 001 Paygroup 1	Advice of Debit	Control # 048B/1120/1247 ProBusiness Check Date 11/20/2002 Period 11/15/2002 - 11/20/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	3,225,298.70	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	8,972.04	Federal Income Tax	1,353,316.88	Income Tax	441.53
CheckPro Manuals	8,972.04	Social Security (FICA)	118,265.11	Sub-Total	441.53
Manual Check Manuals	0.00	Federal Medicare	76,873.14
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	1,548,454.63	Unemployment	15.26
Paycheck Voids	0.00			Job Training Program	2.77
Direct Deposit Voids	0.00	EMPLOYER TAXES		Sub-Total	18.03
CheckPro Voids	0.99	Social Security—Employer	118,265.11
Manual Voids	0.00	Federal Medicare—Employer	76,873.14	TOTAL	459.56
Adjustment Voids	0.00	Federal Unemployment	192.13
Direct Deposit	0.00	Sub-Total	195,330.38
Taxes	2,104,122.04
Third Party Checks	1,569.76	TOTAL	1,743,785.01
Memo Entries	(5.20)

TOTAL	5,339,956.74

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/20/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries): 5,330,984.70	Tax liabilities minus memo entries: 2,104,116.84

PRGN-REM-Peregrine Systems, Inc. Report Date 11/27/2002 Page 001 Paygroup 1	Advice of Debit	Control # 049A/1127/1112 ProBusiness Check Date 11/29/2002 Period 11/15/2002 - 11/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	0.00	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	26,239.10	Federal Income Tax	12,640.48	Income Tax	2,847.47
CheckPro Manuals	26,239.10	Social Security (FICA)	1,557.35	State Disability	96.72
Manual Check Manuals	0.00	Federal Medicare	791.62	Sub-Total	2,944.19
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(1,974.58)	Sub-Total	14,989.46	EMPLOYER TAXES
Paycheck Voids	(1,974.58)			Unemployment	62.14
Direct Deposit Voids	0.00	EMPLOYER TAXES		EE Training Fund	1.83
CheckPro Voids	0.00	Social Security—Employer	1,557.36	Sub-Total	63.97
Manual Voids	0.00	Federal Medicare—Employer	791.62
Adjustment Voids	0.00	Federal Unemployment	14.62	TOTAL	3,008.16
Direct Deposit	11,460.30	Sub-Total	2,363.60
Taxes	20,541.06
		TOTAL	17,353.06

TOTAL	56,285.38

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/29/2002.

Total funds required for this payroll (paychecks & tax liabilities minus memo entries): 32,001.26	Tax liabilities minus memo entries: 20,541.06

PRGN-TEL-Peregrine Systems, Inc. Report Date 11/12/2002 Page 001 Paygroup 1	Advice of Debit	Control # 024A/1112/1403 ProBusiness Check Date 11/15/2002 Period 11/01/2002 - 11/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		INDIANA
Paychecks	3,870.18	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	11,939.45	Federal Income Tax	57,685.35	Income Tax	334.25
CheckPro Manuals	11,939.45	Social Security (FICA)	8,515.59	Sub-Total	334.25
Manual Check Manuals	0.00	Federal Medicare	3,655.33
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	69,856.27	Unemployment	0.00
Paycheck Voids	0.00			Sub-Total	0.00
Direct Deposit Voids	0.00	EMPLOYER TAXES
CheckPro Voids	0.00	Social Security—Employer	8,515.59	TOTAL	334.25
Manual Voids	0.00	Federal Medicare—Employer	3,655.33
Adjustment Voids	0.00	Federal Unemployment	0.00
Direct Deposit	153,923.64	Sub-Total	12,170.92
Taxes	82,801.08
Third Party Checks	1,335.50	TOTAL	82,027.19
TOTAL	253,869.85

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries): 241,930.40	Tax liabilities minus memo entries: 82,801.08

PRGN-TEL-Peregrine Systems, Inc. Report Date 11/26/2002 Page 001 Paygroup 1	Advice of Debit	Control # 025A/1126/1407 ProBusiness Check Date 11/29/2002 Period 11/16/2002 - 11/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		INDIANA
Paychecks	3,870.18	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	0.00	Federal Income Tax	17,362.02	Income Tax	454.71
CheckPro Manuals	0.00	Social Security (FICA)	3,796.75	Sub-Total	454.71
Manual Check Manuals	0.00	Federal Medicare	1,427.43
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	22,685.20	Unemployment	112.55
Paycheck Voids	0.00			Sub-Total	112.55
Direct Deposit Voids	0.00	EMPLOYER TAXES
CheckPro Voids	0.00	Social Security—Employer	3,786.75	TOTAL	567.26
Manual Voids	0.00	Federal Medicare—Employer	1,427.43
Adjustment Voids	0.00	Federal Unemployment	43.79
Direct Deposit	68,184.42	Sub-Total	5,267.97
Taxes	28,499.81
		TOTAL	27,854.17
TOTAL	101,554.41

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/29/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries): 101,554.41	Tax liabilities minus memo entries: 28,499.81

PRGN-PSI-Peregrine Systems, Inc. Report Date 11/12/2002 Page 001 Paygroup 1	Advice of Debit	Control # 046A/1112/1353 ProBusiness Check Date 09/30/2002 Period 09/15/2002 - 09/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	32,954.12	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	64,982.49	Federal Income Tax	347,553.71	Income Tax	103.08
CheckPro Manuals	64,982.49	Social Security (FICA)	46,420.17	Sub-Total	103.08
Manual Check Manuals	0.00	Federal Medicare	27,341.02
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	(20,475.78)	Sub-Total	421,114.90	Unemployment	0.00
Paycheck Voids	(4,227.27)			Employment Security Assessment	0.00
Direct Deposit Voids	(11,519.89)	EMPLOYER TAXES		Sub-Total	0.00
CheckPro Voids	(4,728.62)	Social Security—Employer	46,420.17
Manual Voids	0.00	Federal Medicare—Employer	27,141.02	TOTAL	103.08
Adjustment Voids	0.00	Federal Unemployment	14.72
Direct Deposit	1,196,627.60	Sub-Total	73,575.91
Taxes	592,360.38
Third Party Checks	5,292.77	TOTAL	494,690.81

TOTAL	1,871,741.58

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries): 1,827,234.87	Tax liabilities minus memo entries: 592,360.38

PRGN-PSI-Peregrine Systems, Inc. Report Date 11/26/2002 Page 001 Paygroup 1	Advice of Debit	Control # 047A/1126/1359 ProBusiness Check Date 11/29/2002 Period 11/16/2002 - 11/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	32,056.42	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	92,064.01	Federal Income Tax	378,612.94	Income Tax	103.08
CheckPro Manuals	92,064.01	Social Security (FICA)	46,819.00	Sub-Total	103.08
Manual Check Manuals	0.00	Federal Medicare	28,648.36
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	(6,107.65)	Sub-Total	455,080.30	Unemployment	0.00
Paycheck Voids	0.00			Employment Security Assessment	0.00
Direct Deposit Voids	(6,107.65)	EMPLOYER TAXES		Sub-Total	0.00
CheckPro Voids	0.00	Social Security—Employer	46,819.00
Manual Voids	0.00	Federal Medicare—Employer	28,648.36	TOTAL	103.08
Adjustment Voids	0.00	Federal Unemployment	53.82
Direct Deposit	1,223,343.52	Sub-Total	75,521.18
Taxes	634,113.25
Third Party Checks	5,218.58	TOTAL	530,601.48

TOTAL	1,980,688.13

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/29/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries): 1,894,731.77	Tax liabilities minus memo entries: 634,113.25

Peregrine Systems, Inc.
Case No. 02-12740-JKF
Statement of Operations
For the Period of 11/1/2002 - 11/30/2002

	For Period 11/1/02 - 11/30/02		YTD Post Filing

Revenues:
Licenses	$950,552		$3,356,380
Maintenance	4,614,822		10,810,296
Services	1,191,782		3,433,668

Total Revenue:	6,757,156		17,600,345
Costs and Expenses:
Cost of licenses and hardware	67,154		193,759
Cost of Maintenance	702,504		1,669,816
Cost of Services	938,473		3,077,127
Sales	1,506,752		4,089,962
Marketing	516,080		959,801
Product Marketing	113,734		313,179
Development	1,300,658		3,194,424
General & administrative	8,159,905		17,086,275

Total Costs and Expenses:	13,305,260		30,584,343

Operating Income (loss)	(6,548,104)		(12,983,998)
Other Income and Expenses:
Interest income (expenses)	112,337	(1)	(200,338)
Other income (expenses)	64,347		64,855

Income (loss) before Reorganization Items	6,371,420		13,119,481

Reorganization Items:
Professional Fees	457,581		457,581
U.S. Trustee Quarterly Fees	10,000		10,000
(Gain) Loss from Sale of Assets	389,304,230	(2)	389,304,230
Other Reorganization Expenses			—

Total Reorganization Items	389,771,811		389,771,811
Income tax benefit (expense)	—		—

Net Income/(Loss)	$(396,143,231)		$(402,891,293)

NOTE:

(1)
Interest expense reported for the Debtor is interest expense for the consolidated group of Debtor and Debtor affiliates. It has not been allocated to Debtor affiliates for reporting purposes.

(2)
On 11/20/02, Debtor entered into an agreement with a third party to sell assets of Peregrine Remedy for cash proceeds of $355 million. As a result of the sale, Debtor reported a loss of $389,304,230 in the month. Debtor's assets impaired as a result of the sale include goodwill and other intangible assets and investment in subsidiary.

PEREGRINE SYSTEMS, INC.
CASE NO. 02-12740-JKF
BALANCE SHEET
AS OF NOVEMBER 30, 2002

11/30/02
(1)
ASSETS
Current Assets
Cash and cash equivalents	$218,965,262
Trade receivable, net of allowance	30,285,880
Financed and other receivables	77,400,868
Other current assets	19,791,351

Total Current Assets	346,443,360
Property and equipment, net	55,517,214
Other Assets
Intercompany receivables	213,296,201
Goodwill	93,496,317
Other intangible assets, investments and other, net	84,949,021

Total Assets	$793,702,112

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise (POSTPETITION)
Accounts payable	$1,146,524
Accrued payroll expenses	3,561,101
Accrued expenses	20,796,064
Deferred revenue	40,731,435
Intercompany payables	—
DIP financing from BMC	(0)

Total Postpetition Liabilities	66,235,125
Liabilities Subject to Compromise (PREPETITION)
Secured Debt:
Proceeds from financed A/R payable to Banks	91,557,000
Long-term debt	421,664
Priority Debt:
Accrued income taxes	24,030,899
Unsecured Debt:
Accounts payable	47,728,606
Intercompany payables	0
Convertible subordinated notes	264,194,796

Total Pre-Petition Liabilities	427,932,965
Stockholders' Equity
Common stock	410,659
Additional paid-in capital	3,266,334,398
Treasury stock	(10,342,579)
Equity in subsidiaries	2,817,246
Accumulated deficit pre-petition	(2,536,473,720)
Accumulated deficit postpetition	(402,891,293)
Adjustments to Stockholders equity:
Deferred compensation	(14,569,574)
Cumulative translation adjustment	(449,504)
Other Comprehensive Income	(5,301,610)

Total Stockholders' Equity	299,534,023

Total Liabilities & Equity	$793,702,112

NOTE:

(1)
Balances are subject to restatement pursuant to the completion of FYE March 31, 2002 audit, which is still in process.

In re: Peregrine Systems, Inc.	Case No. 02-12740-JKF
Debtor	Reporting Period: 11/1/02—11/30/02

STATUS OF POSTPETITION TAXES

        The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

SUMMARY OF UNPAID POSTPETITION DEBTS

        Aged listing of accounts payable available upon request.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,134,152	$1,676	$10,696			$1,146,524
Accrued payroll expenses	$3,561,101					$3,561,101
Accrued expenses	$20,796,064					$20,796,064
Taxes Payable						$0
Rent/Leases-Building						$0
Rent/Leases-Equipment						$0
Secured Debt/Adequate Protection Payments						$0
Professional Fees						$0
Amounts Due to Insiders*						$0
Deferred Revenue	$40,731,435					$40,731,435
Intercompany payable	$0					$0
Revolving Debt Loan	$0					$0

Total Postpetition Debts	$66,222,752	$1,676	$10,696	$0	$0	$66,235,124

Explain how and when the Debtor intends to pay any past-due postpetition debts.

0-30 days amount paid 12/4/02, delay due to review of minor legal expenses.

31-60 days amount is associated with training on royalty related product. Royalties paid on a quarterly basis, next payment quarter ending December

*"Insider" is defined in 11 U.S.C. Section 101(31).	FORM MOR-4 (9/99)

In re: Peregrine Systems, Inc.	Case No. 02-12740-JKF
Debtor	Reporting Period: 11/30/02

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	38,743,772
+ Amounts billed during the period	6,757,156
-Amounts collected during the period	(5,480,231)
Total Accounts Receivable at the end of the reporting period	40,020,697
Accounts Receivable Aging	Amount
0-30 days old	11,072,497
31-60 days old	4,881,451
61-90 days old	4,597,115
91+ days old	19,469,634
Total Accounts Receivable	40,020,697
Amount considered uncollectible (Bad Debt)	9,734,817
Accounts Receivable (Net)	30,285,880

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (SEE NOTE 1)	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. (SEE NOTE 2)	X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

NOTE:

(1)
On 11/20/02, Debtor entered into an agreement with a third party to sell the assets of Peregrine Remedy for cash proceeds of $355 million. As a result of the sale, Debtor reported a loss of $389,304,230 in the month. Debtor's assets impaired as a result of the sale include Goodwill and other intangible assets and investment in subsidiary.

(2)
Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

QuickLinks

  Exhibit 99.3
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Summary of Disbursements 11/1/2002-11/30/2002
Check Register 10/01-10/31 BofA Checking Account #1233-1-03945
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Payments Made by Check 11/1/2002-11/30/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Exhibit 1 Pro Business Payroll Reports 11/1/2002-11/30/2002
PEREGRINE SYSTEMS, INC. CASE NO. 02-12740-JKF BALANCE SHEET AS OF NOVEMBER 30, 2002